UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2008
KORN/FERRY INTERNATIONAL
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14505 (Commission File Number)	95-2623879 (IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 2600 Los Angeles, California (Address of principal executive offices)	90067 (Zip Code)
Registrant’s telephone number, including area code: (310) 552-1834
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On April 30, 2008, Gary C. Hourihan’s term of employment as the Executive Vice President and President of Leadership Development Solutions of Korn/Ferry International (the “Company”) automatically expired pursuant to the terms of the letter agreement, dated December 14, 2006, between Mr. Hourihan and the Company. Effective May 1, 2008, Mr. Hourihan will assume the position of the Company’s Chairman, Leadership Development Solutions. In his new role, Mr. Hourihan will focus on business generation, major account relationships and supporting the Company’s intellectual property development.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN/FERRY INTERNATIONAL
(Registrant)
Date: May 2, 2008	/s/ Peter L. Dunn
(Signature)
	Name:	Peter L. Dunn
	Title:	General Counsel and Corporate Secretary